                                                           Exhibit 10(iii)A49(a)

                                TABLE OF CONTENTS

                                                                                PAGE
ARTICLE  1:     Definitions.....................................................  3

ARTICLE  2:     Creation of Trust...............................................  6

ARTICLE  3:     Trustee Expense Account.........................................  8

ARTICLE  4:     Benefit Account.................................................  9

ARTICLE  5:     Payments from the Trust......................................... 10

ARTICLE  6:     Management of Trust Assets...................................... 13

ARTICLE  7:     Administrative Powers........................................... 16

ARTICLE  8:     Insurance and Annuity Contracts................................. 17

ARTICLE  9:     Trustee's Powers After a Change in Control:..................... 20

ARTICLE  10:    Taxes. Expenses and Compensation of Trustee..................... 21

ARTICLE  11:    General Duties of Trustee....................................... 21

ARTICLE  12:    Indemnification................................................. 22

ARTICLE  13:    No Duty to Advance Funds........................................ 23

ARTICLE  14:    Accounts........................................................ 23

ARTICLE  15:    Administration of the Transferred Plans: Communications......... 25

ARTICLE  16:    Resignation or Removal of Trustee............................... 27

ARTICLE  17:    Amendment of Agreement; Termination of Trust.................... 29

ARTICLE  18:    Prohibition of Diversion........................................ 30

ARTICLE  19:    Prohibition of Assignment of Interest........................... 30

ARTICLE  20:    Miscellaneous................................................... 31

                        NATIONAL SERVICE INDUSTRIES, INC.
                            EXECUTIVE BENEFITS TRUST

                        NATIONAL SERVICE INDUSTRIES, INC.
                       EXECUTIVE BENEFITS TRUST AGREEMENT

         THIS AGREEMENT, made as of the 5th day of July, 1990, by and between National Service Industries, Inc., a corporation organized and existing under the laws of the State of Delaware, and Wachovia Bank and Trust Company, a national banking association organized and existing under the laws of the United States of America (hereinafter referred to as the "Trustee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company (as hereinafter defined) established the National Service Industries, Inc. Benefits Protection Trust (hereinafter referred to as the "Benefits Trust") in order to ensure that "Participants" (as hereinafter defined) and their beneficiaries will receive the benefits which the Company and its "Affiliates" (as hereinafter defined) are obligated to provide for them or which they reasonably anticipate receiving pursuant to the "Plans" (as hereinafter defined):

         WHEREAS, the Company has adopted and, in some instances, its Affiliates may, prior to a "Change in Control" (as hereinafter defined) adopt, the Plans and, prior to a Change in Control, the Company and its Affiliates may adopt or enter into other plans or agreements, amend, modify or terminate any Plan in accordance with its terms or to comply with any changes in the law and increase the number of Participants in any such Plan:

         WHEREAS, the Company desires to establish an Executive Benefits Trust (hereinafter referred to as this "Trust") for the benefit of Participants and their beneficiaries upon a Change in Control;

         WHEREAS, this Trust is not intended to be nor should it be construed as a grantor trust:

         WHEREAS, upon a Change in Control, the Plans (the "Transferred Plans") and assets attributable to the Plans held in the Benefit Account of the Benefits Trust will be irrevocably transferred to this Trust (the "Transfer") to be held for the benefit of Participants and their beneficiaries:

         WHEREAS, the Trustee is not a party to the Transferred Plans;

         WHEREAS, prior to the Transfer the aforesaid obligations of the Company are not funded:

         WHEREAS, the Company has agreed to take steps to assure that the future payment of amounts under the Transferred Plans will not be improperly withheld or otherwise not paid following a Change in Control; and

         WHEREAS, for purposes of assuring that such payments will not be improperly withheld or otherwise not paid, the Company desires: (a) by means of the Transfer to deposit with the Trustee amounts of cash or marketable securities for the payment of benefits to Participants and their beneficiaries which are or may become payable under the Transferred Plans and (b) to retain the right. to deposit with the Trustee further amounts of cash or marketable securities for the payment of amounts under such Transferred Plan's as they may become due and payable.

         NOW, THEREFORE, in consideration of the respective agreements of the Company and the Trustee contained herein, it is agreed as follows:

                            ARTICLE 1: DEFINITIONS.

         1.1 "Affiliate" shall mean any corporation, partnership or other entity,. the majority interest in which is held by the Company directly or through one or more intermediaries.

         1.2      The "Board" shall mean the Board of Directors of the Company.

         1.3 1.3 "Change in Control" shall mean any of the following events:

                  (a) The acquisition (other than from the. Company) by any "Person" (as the term person is used for purposes of Sections 13(d) or 14 (d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of twenty percent (20%) or more of the combined voting power of the Company's then outstanding voting securities; or

                  (b) The individuals who, as of September 21, 1989, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board: provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; or

                  (c) Approval by stockholders of the Company of (i) a merger or consolidation involving the Company if the stockholders of the Company, immediately before such merger or consolidation do not, as a result of such merger or consolidation, own, directly or indirectly, more than seventy percent (70%) of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation or (ii) a complete liquidation or dissolution of the Company or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

         Notwithstanding the foregoing, a change in Control shall not be deemed to occur pursuant to Section 1.3(a) of this Article 1, solely because twenty percent (20%) or more, of the combined voting power of the Company's then outstanding securities is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition (hereinafter referred to individually as a "Related Person" and collectively as "Related Persons").

         1.4 "Company" shall mean National Service Industries, Inc., its successors and assigns.

         1.5 "Participants" shall mean active and former employees of the Company and/or of its Affiliates who are participants in, or who have a claim to receive benefits under, any of the Plans.

         1.6 "Plans" shall mean the Executives' Deferred Compensation Plan, Supplemental Retirement Plan for Executives, Senior Management Benefit Plan, 1984 Special Deferred Supplemental Bonus Plans for Messrs. Kirschner, Maziar and McClung, and 1987 Special Deferred Supplemental Bonus Plans for Messrs. Kirschner, Gurbacki, Maziar and McClung, Severance Protection Agreements with senior corporate officers and division presidents, and any other plans or agreements that are adopted by the Company or its Affiliates prior to a Change in

Control, in all cases as listed on Schedule 1 as may be amended from time to time prior to a Change in Control.

         1.7 "Related Person" shall have the meaning set forth in the last paragraph of Section 1:3.

         1.8 "Threatened Change in Control" shall mean the occurrence of any of the following events:

                  (a) when the Company is aware of or is contemplating, a proposal (a "Proposal") for any Person other than a Related Person (1) to acquire five percent (5%) or more of the voting power of the Company's outstanding securities, or (2) to merge or consolidate with another entity, transfer or sell assets of the Company, or liquidate or dissolve the Company, in each case described in this clause (2) in a transaction that would constitute a Change in Control; or

                  (b)      any Person other than a Related Person,

         (1) acquires five percent (5%) or more of the voting power of the Company's outstanding securities, other than as a holder whose investment in the Company is eligible to be reported on Schedule 13G pursuant to Rule 13d-1(b)(1) promulgated under the 1934 Act, or

         (2) initiates a tender or exchange offer to acquire such number of securities as would result in such person holding twenty percent (20%) or more of the voting power of the Company's outstanding securities, or

         (3) solicits proxies for votes to elect members of the Board at a. shareholders' meeting of the Company.

         1.9 "Threatened Change in Control Period" shall mean the period commencing on the date that a Threatened Change in Control has occurred and ending upon:

                  (a) the date the Proposal referred to in Section 1.8(a) of this Article 1 is abandoned:

                  (b) the acquisition of five percent (5%) of the voting power of the Company's outstanding securities by the Person referred to in
Section 1.8(a)(1) if such acquisition does not constitute a Threatened Change in Control under Section 1.8(b)(1);

                  (c) the date when any person described in Section 1.8(b) of this Articled, (1) shall own less than five percent (5%) of the voting power of the Company's outstanding securities, (2) shall have abandoned the tender or exchange offer, or (3) shall not have elected a member `of the Board as the case may be; or

                  (d)      the date a Change in Control occurs.

                         ARTICLE 2: CREATION OF TRUST.

         2.1 The Company hereby establishes with the Trustee and the Trustee hereby accepts a trust consisting of two accounts, established by the Trustee, for purposes of accounting for funds delivered to the Trustee by the Company. One such account shall be known as the "Trustee Expense Account," and shall be used exclusively to pay the fees, expenses and indemnities due or incurred by the Trustee in accordance with the terms of this Agreement. The other such account shall be known as the "Benefit Account," which is to be funded by the Company in accordance with Article 4, and shall be used to make payments under the Transferred Plans. A separate Trustee Expense Account and Benefit Account shall be established for each Affiliate. The Benefit Account shall be divided into (i) separate sub-accounts for each Participant and beneficiary (the "Sub-Accounts") and (ii) a suspense account (the "Suspense Account"). The Sub-Accounts established hereunder are intended to comply with the separate accounts requirement of Section 404(a)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations promulgated thereunder. Funds in the Benefit Account will be allocated to the Suspense Account when they are not, or cannot be, credited to any Sub-Account, as the Trustee, in its discretion, determines. The Trustee, in its discretion, may at any time allocate or reallocate any funds held in the Benefit Account among any or all of the Sub-Accounts and the Suspense Account to the extent consistent with Section 404
(a) (5) of the Code.

         The Trustee, for investment purposes only, may commingle all Trust assets and treat them as a single fund, but the records of the Trustee at all times. shall show the percentages or assets of this Trust allocable to the Trustee Expense Account and the Benefit Account, including the percentages or assets allocable to the Sub-Accounts and Suspense Account.

         2.2 The Company and the Trustee agree that this Trust created herein shall be revocable by the Company at any time prior to or subsequent to a Threatened Change in Control Period and prior to a Change in Control. This Trust shall not be revocable by the Company during a Threatened Change in Control Period or after the occurrence of a Change in Control. None of the assets and/or income of this Trust shall be subject to any claims by creditors of the Company or any of its Affiliates. This Trust is not intended to be nor should it be construed as a grantor trust within the meaning of Section 671 of the Code.

         2.3 Prior to a Change in Control, the Company and its Affiliates may add Transferred Plans to, and Participants in the Transferred Plans under which benefits are payable from, this Trust by amending Schedule 1 to the Benefits Trust and notifying the Trustee in writing. If the Company or its Affiliates amends any of the Transferred Plans, it shall send to the Trustee a copy of any such amendments and no consent of the Trustee to such amendments is required.

         2.4 Notwithstanding anything contained in this Agreement to the contrary, upon a Change in Control cash and/or marketable securities from the Benefits-Trust with respect to all Participants and their beneficiaries under the Transferred Plans shall promptly and irrevocably be transferred from the Benefits Trust and delivered to this Trust. Upon the Transfer, the Trustee will have possession and control of the assets so transferred (together with any other assets) of this Trust and all of the income therefrom to hold, administer and dispose of the same on the terms and conditions set forth herein on behalf of Participants and their beneficiaries.

                       ARTICLE 3: TRUSTEE EXPENSE ACCOUNT.

         3.1 Upon a Change in Control, the Company will deliver to the Trustee, to be held in trust hereunder and credited to the Trustee Expense Account, the sum of one hundred thousand dollars ($100,000) in cash or marketable securities, to be administered and disposed of by the Trustee as provided herein.

         3.2 At any time after a change in Control, the Trustee may require the company to deliver additional amounts in cash or marketable securities to this Trust, to be credited to the Trustee Expense Account. The Trustee shall make written demand for any such additional amount, and the Company will comply with such demand within fifteen (15) days of its receipt thereof.

         3.3 At any time, the Company shall have the unlimited right to deliver cash and/or marketable securities reasonably acceptable to the Trustee to be credited to the Trustee Expense Account. Any amount (together with the income attributable thereto) which is over and above the amount described in
Section 3.1 may be withdrawn by the Company at any time prior to or subsequent to a Threatened Change in Control Period and prior to a Change in Control. Notwithstanding anything contained in this Agreement to the contrary, the Company shall not have the right to make any withdrawal from this Trust during a Threatened Change in Control Period or after the occurrence of a Change in Control.

                          ARTICLE 4: BENEFIT ACCOUNT.

         4.1 Immediately upon the occurrence of a Change in Control, the Company shall contribute sufficient cash or marketable securities to the Benefit Account in an amount equal to the difference between the assets transferred to this Trust pursuant to the Transfer and the amount necessary to pay all benefits payable (whether payable currently or on a deferred basis) under all the Transferred Plans as the Trustee, in its discretion, determines. Upon a Change in Control, the Trustee will have possession and control of the assets transferred (together with any other assets) of this Trust and all of the income therefrom to hold, administer and dispose of the same on the terms and conditions set forth herein on behalf of the Participants and their beneficiaries.

         4.2 At any time, the Company shall have the unlimited right to deliver cash and/or marketable securities reasonably acceptable to the Trustee to be credited to the Benefit Account to be allocated to any or all of the Sub-Accounts and/or the Suspense Account as the Trustee, in its, discretion, determines. Any such delivery shall be accepted by the Trustee and shall be accompanied by a designation of (i) the Transferred Plan or Transferred Plans under the provisions of which such funds are to be disbursed and if more than one Transferred Plan is being funded, the amount being allocated in respect of each Transferred Plan and (ii) to which Participant or Participants or beneficiary or beneficiaries the funds are being allocated and if more than one Participant or beneficiary is designated, the amount being allocated to each Participant or beneficiary. Such delivery shall be credited to a separate Sub-Account for each Participant or beneficiary in respect of which funds are being provided and any amount not credited to a Sub-Account shall be credited td the Suspense Account. If no such designation is made by the Company, the Trustee has discretion to determine how the funds are to be allocated. Any amount (together with the income attributable thereto) contributed by the Company to the Benefit Account may be withdrawn by the Company at any time prior or subsequent to a Threatened Change in Control Period and prior to a Change in Control.

         4.3 After the occurrence of a Change in Control, if the Trustee determines that the funds in the Benefit Account (including any Sub-Account) are insufficient to fully pay all benefits under the Transferred Plans and any taxes imposed or levied with respect to the assets and/or income of this Trust, as provided under Section 10.1 of Article 10, the Trustee with respect to the Benefit Account shall, and with respect to any Sub-Account may, make a written demand on the Company to provide funds in an amount determined at least quarterly by the Trustee in its discretion. The Company shall transfer such funds within fifteen (15) days from the time the written demand is mailed.

                      ARTICLE 5: PAYMENTS FROM THE TRUST.

         5.1 The Company shall, from time to time, furnish the Trustee with such written information regarding the Participants and beneficiaries under the Transferred Plans and the amount and/or method of determination of benefits under the Transferred Plans (hereinafter referred to as "Participant Data") as the Company deems relevant or as the Trustee shall request in writing. The Company shall, after a Change in Control, furnish the Trustee with such Participant Data and other information as the Trustee may from time to time request within thirty (30) days of such request. The Company shall, from time to time, but not less frequently than annually, update Participant Data with respect to all Transferred Plans.

         After a Change in Control and notwithstanding anything contained in this Agreement to the contrary, the Trustee shall, without direction from the Company make payments to

Participants and beneficiaries in such manner and in such amounts as the Trustee shall determine they are entitled to be paid under the Transferred Plans based on the most recent Participant Data furnished to the Trustee by the Company and any supplemental information furnished to the Trustee by a Participant or beneficiary upon which the Trustee may reasonably rely in making such determination. The Trustee shall have the power to interpret the provisions of the Transferred Plans and this Agreement in making its determination: Payments to a Participant or beneficiary shall be made from the Participants Sub-Account. To the extent that the Trustee determines that the funds available in a Participant's Sub-Account is not sufficient to provide for the payment of all amounts otherwise payable to him or her as provided under this Section 5.1, the Trustee shall use the funds credited to the Suspense Account, to the extent available, for the payments due. To the extent that the Trustee determines that there still remains an insufficiency in funds available for the Participant's or beneficiary's payment, the Trustee shall make a written demand on the Company to provide the necessary funds, as provided under Article 4. In the event that the Company refuses to transfer such funds within fifteen (15) days from the time the written demand is mailed, the amount otherwise payable to each such Participant or beneficiary during every month of the insufficiency of funds shall be multiplied by a fraction, the numerator of which is the amount of funds then available in the Benefit Account for the payment of benefits under the Transferred Plans and the denominator of which is the total of the benefits payable prior to such reduction during such month to all Participants and beneficiaries under the Transferred Plans.

         5.2 Within a reasonable time following presentment to the Trustee by a Participant or beneficiary of reasonable written evidence satisfactory to the Trustee that such Participant or beneficiary will or has taxable income as a result of his or her interest in this Trust with respect to any Transferred Plan, then the Trustee shall make a payment (the "Tax Payment") to such Participant or beneficiary or to the appropriate taxing authority if applicable from the Benefit Account equal to the product of (i) the amount of such taxable income and (ii) the maximum individual tax rates for the taxable year in respect of which such taxable income will be, or has been, recognized for federal, state and local income taxes, as the case may be, taking into account the deductibility from federal income taxes of any applicable state and local taxes. The payment or payments that a Participant or beneficiary receives from the Benefit Account in respect of any Transferred Plan (other than Tax Payments) shall be reduced, in the manner determined by the Trustee, so that the present value of such payment or payments in respect of the Transferred Plan equal the present value of the total payment or payments the Participant or beneficiary would have been entitled to receive in respect of the Transferred Plan had this Trust not been established, reduced by the amount of the Tax Payments previously made in respect of the Transferred Plan. For this purpose, present value shall be determined as of the date (the "Determination Date") of the payments or the payment of the first in a series of installment payments, in respect of the Transferred Plan, using an interest rate assumption equal to the Pension Benefit Guaranty Corporation's immediate annuity rate in effect for single employer plans termination on the Determination Date and any other assumptions the Trustee deems reasonable and appropriate.

         5.3 If the Trustee, in its discretion, determines that a Participant or beneficiary no longer has any interest or entitlement (contingent or otherwise) under this Trust because he or she has been fully paid all amounts due under all Transferred Plans or otherwise, any amount that remains credited to the Participant's Sub-Account shall be reallocated to any or all of the

Sub-Accounts or Suspense Account as the Trustee, in its discretion, determines but consistent with complying with the "separate account" requirements referred to in Section 2.1.

                     ARTICLE 6: MANAGEMENT OF TRUST ASSETS.

         6.1 Prior to a Change in Control, this Trust's assets shall be held, invested and reinvested by the Trustee as designated by the written direction of the Company from time to time. The Trustee shall not be under any duty, or have any right, to question any such directions of the Company or to review any securities or other property held pursuant to such direction, or to make any suggestions to the Company in connection therewith and the Trustee shall as promptly as practicable comply with any directions given by the Company hereunder. The Trustee shall not be liable for following the directions from the Company prior to a Change in Control if there is a loss due to investments directed by the Company. In exercising the powers of the Company under this
Section 6.1 of Article 6, the Company shall act by its Corporate Treasurer or his written designees, each of whom is fully authorized to exercise such powers. The Trustee may, and shall, follow the written directions signed by said Corporate Treasurer or such designees.

         6.2 In the absence of written direction of the Company, the Trustee shall invest the assets as if a change in Control had occurred as provided in Section 6.3 of this Article 6 and Article 9.

         6.3 After the occurrence of a Change in Control, the Trustee shall have exclusive authority and discretion to manage and control this Trust's assets and may employ investment managers, including affiliates of the Trustee to manage the investment of this Trust's assets. Pursuant to such authority and discretion, the Trustee may exercise, from time to time and at any time, the power:

                  (a) to invest and reinvest this Trust, without distinction between principal and income, in shares of stock (whether common or preferred) or other evidences of ownership, bonds, debentures, notes or other evidences of indebtedness, unsecured or secured by mortgages on real or personal property wherever situated (including any part interest in a bond and mortgage or note and mortgage whether insured or uninsured) and other property, or part interest in property, real or personal, interests in common or collective funds maintained by the Trustee or an affiliate of the Trustee, foreign or domestic, and in order to reduce the rate of interest rate fluctuations, contracts, as either buyer or seller, for the future delivery of United States Treasury securities and comparable federal-government-backed securities;

                  (b) to sell, convey, redeem, exchange, grant options for the purchase or exchange of, or otherwise dispose of, any real or personal property, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the application of the proceeds of or to inquire into the validity, expediency or propriety of any such disposition;

                  (c) to exercise, personally or by general or limited proxy, the right to vote any shares of stock; bonds or other securities held in this Trust, to delegate discretionary voting power to trustees of a voting trust for any period of time, and to exercise, personally or by power of attorney, any other right appurtenant to any securities or other property of this Trust;

                  (d) to join in or oppose any reorganization, recapitalization, consolidation, merger or liquidation, or any plan therefor, or any lease, mortgage or sale of the property of any organization the securities of which are held in this Trust; to pay from this Trust any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation: to deposit any property with any committee or depositary;

and to retain any property allotted to this Trust in any reorganization, recapitalization, consolidation, merger, or liquidation;

                  (e) to exercise or sell any conversion or subscription or other rights appurtenant to any stock, security or other property held in this Trust;

                  (f) to borrow from any lender (including the Trustee in its individual capacity) money, in any amount and upon any reasonable terms and conditions, for purposes of this Agreement, and to pledge or mortgage any property held in this Trust to secure the repayment of any such loan;

                  (g) to compromise, settle or arbitrate any claim, debt, or obligation of or against this Trust; to enforce or abstain from enforcing any right, claim, debt or obligation and to abandon any property determined by it to be worthless;

                  (h) to make loans of securities held in this Trust to registered brokers and dealers upon such terms and conditions as are permitted by applicable law and regulations, and in each instance to permit the securities so lent to be registered in the name of the borrower or a nominee of the borrower, provided that in each instance the loan is adequately secured and neither the borrower nor any affiliate of the borrower has discretionary authority or control with respect to the assets of this Trust involved in the transaction or renders investment advice with respect to those assets; and

                  (i) to invest and reinvest any property in this Trust in any other form or type of investment not specifically mentioned in this Section.

                       ARTICLE 7: ADMINISTRATIVE POWERS.

         The Trustee shall have and in its sole and absolute discretion may exercise from time to time and at any time the following administrative powers and authority with respect to this Trust:

         7.1 To hold property of this Trust in its own name or in the name of a nominee or nominees, without disclosure of this Trust, or in bearer form so that it will pass by delivery, but no such holding shall relieve the Trustee of its responsibility for the safe custody and disposition of this Trust in accordance with the provisions of this Agreement; the Trustees books and records shall at all times show that such property is part of this Trust; and the Trustee shall be absolutely liable for any loss occasioned by the acts of its nominee or nominees with respect to securities registered in the name of the nominee or nominees.

         7.2 To organize and incorporate under the laws of any state it may deem advisable one or more corporations (and to acquire an interest in any such corporation that it may have organized and incorporated) for the purpose of acquiring and holding title to any property, interests or rights that the Trustee is authorized to acquire under Article 6 hereof.

         7.3 To employ in the management of this Trust suitable agents, without liability for any loss occasioned by any such agents selected by the Trustee with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

         7.4 To make, execute and deliver, as Trustee, any deeds, conveyances, leases, mortgages, contracts, waivers or other instruments in writing that the Trustee may deem necessary or desirable in the exercise of its powers under this Agreement.

         7.5 To administer this Trust, including the establishment and maintenance of the Sub-Accounts and Suspense Account, to ensure that payments made to this Trust by the Company are deductible by the Company under Section 404(a)(5) of the Code: provided, that such administration shall not adversely effect the interests of the Participants and beneficiaries.

         7.6 To reallocate at any time excess funds from any and all of the sub-Accounts among the Sub-Accounts or Suspense Account, as provided under
Article 5, and from the Suspense Account to any and all of the Sub-Accounts, as provided under Article 2.

         7.7 To pay any federal, state, local or other taxes imposed or levied with respect to the assets and/or income of this Trust out of the Benefit Account and to file all federal, state and local tax or information returns relating to this Trust.

         7.8 To do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Agreement or otherwise in the best interests of this Trust.

                  ARTICLE 8: INSURANCE AND ANNUITY CONTRACTS.

         8.1 The Trustee, upon written direction of the Company prior to a Change in Control, shall pay from the Benefit Account such sums to such insurance company or companies as the Company may direct for the purpose of procuring participating or nonparticipating insurance and/or annuity contracts for the Transferred Plans (hereinafter referred to as "Contracts(degree)). The Company shall prepare, or cause to be prepared in such form as it shall prescribe, the application for any Contract to be applied for. The Trustee shall receive and hold in this Trust, subject to the provisions hereinafter set forth in this Article 8, all Contracts so obtained.

         8.2 The Trustee shall be the complete and absolute owner of Contracts held in this Trust and, upon written direction of the Company prior to a Change in Control, shall have power, without the consent of any other person, to exercise any and all of the rights, options or privileges that belong to the absolute owner of any Contract held in this Trust or that are granted by the terms of any such Contract or by the terms of this Agreement. Prior to a Change in Control, the Trustee shall have no discretion with respect to the exercise of any of the foregoing powers or the taking of any other action permitted by any Contract held in this Trust, but shall exercise such powers or take such action only upon the written direction of the Company and the Trustee shall have no duty to exercise any of such powers or to take any such action unless and until it shall have received such direction. After a Change in Control, the Trustee shall exercise, without directions from the Company, any and all of the rights, options or privileges that belong to the absolute owner of any Contract held in this Trust or that are granted by the terms of any such Contract or by the terms of this Agreement. The Trustee, upon the written direction of the company prior to a Change in Control, shall deliver any Contract held in this Trust to such person or persons as may be specified in the direction.

         8.3 The Trustee shall hold in this Trust the proceeds of any sale, assignment or surrender of any Contract held in this Trust and any and all dividends and other payments (including death benefits) of any kind received in respect of any Contract held in this Trust.

         8.4 Upon the written direction of the Company prior to a Change in Control, the Trustee shall pay from the Benefit Account, premiums, assessments, dues, charges and interest, if any, upon any Contract held in this Trust. The Trustee shall have no duty to make any such payment unless and until it shall have received such direction. After a Change in Control, the Trustee shall pay from the Benefit Account premiums, assessments, dues, charges and interest, if any, upon any Contract held in this Trust, without direction from the Company.

         8.5 No insurance company that may issue any Contract or Contracts held in this Trust shall be deemed to be a party to this Agreement for any purpose, or to be responsible in any way for the validity of this Agreement or to have any liability under this Agreement other than as stated in each Contract that it may issue. Any insurance company may deal with the Trustee as sole owner of any Contract issued by it and held in this Trust without inquiry as to the authority of the Trustee to act, and may accept and rely upon any written notice, instruction, direction, certificate or other communication from the Trustee believed by it to be genuine and to be signed by an officer of the Trustee and shall incur no liability or responsibility for so doing. Any sums paid out by any insurance company under any of the terms of a Contract issued by it and held in this Trust either to the Trustee, or, in accordance with the direction of the Trustee, to any other person or persons designated as payees in such Contract shall be a full and complete discharge of the liability to pay such sums, and the insurance company shall have no obligation to look to the disposition of any sums so paid. No insurance company shall be required to review the terms of this Agreement, to question any action of the Trustee or to ensure that any action of the Trustee is authorized by the terms of this Agreement.

         8.6 Notwithstanding anything contained herein to the contrary, neither the Company nor the Trustee shall be liable for the refusal of any insurance company to issue or change any Contract or Contracts or to take any other action requested by the Trustee; nor for the form, genuineness, validity, sufficiency or effect of any Contract or Contracts held in this Trust nor for the act of any person or persons that may render any such Contract or Contracts null and void nor for the failure of any insurance company to pay the proceeds and avails of any such Contract or Contracts as and when the same shall become due and payable; nor for any delay in payment resulting from any provision contained in any such Contract or Contracts; nor for the fact that for any reason whatsoever (other than their own negligence or willful misconduct) any Contract or Contracts shall lapse or otherwise become uncollectable.

             ARTICLE 9: TRUSTEE'S POWERS AFTER A CHANGE IN CONTROL:

         9.1 After a Change in Control, the Trustee shall. exercise for the sole benefit of Participants and their beneficiaries any of the powers set forth in Section 6.3 of Article 6 and Sections 8.2 through 8.6.of Article 8 without direction from the Company, including the power to negotiate for and purchase Contracts whose rates of return and maturity dates may reasonably be expected to permit the Trust to discharge any or all of the obligations of the Company and its Affiliates under the Transferred Plans.

         9.2 As soon as practicable following a Change in Control, the Trustee shall notify in writing each Participant and beneficiary of the amount of his or her benefit (accrued or contingent) under the Transferred Plans. Thereafter, the Trustee shall provide each Participant or his or her beneficiary by March 1 of each year, with an account statement (the "Account Statement") as of December 31 of the prior calendar year. The Account Statement shall contain a statement of the amount of benefit payments to which the Participant is or may be entitled, a summary of the assets of the Trust, the amount credited to the Participant's Sub-Account, and a statement notifying the Participant or beneficiary that he or she has the right to receive or examine a copy of this Agreement and examine the Trustees account filed with the Company pursuant to
Section 14.1 of Article 14 hereof. In addition, the Trustee shall notify each Participant or beneficiary of any failure by the Company to provide the Participant Data referred to in Section 5.1 of Article 5 hereof or to make contributions pursuant to Articles 3 and 4.

         9.3 After a Change in Control, the Trustee shall bill the Company directly, on a monthly basis, for all fees and expenses described in Section
10.2 of Article 10. The Trustee may commence legal action against the Company to recover any amount not paid within thirty (30) days of the billing date, and shall be obligated to commence such an action if the Company's failure to pay causes a reduction in the assets of the Trustee Expense Account contributed pursuant to Article 3.

         9.4 After a Change in Control, the Trustee shall be obligated to commence legal action to compel the Company to provide funds to pay benefits under all Transferred Plans and any taxes imposed on this Trust if the Trustee has issued a demand pursuant to Section 4.3 of Article 4 and the Company has failed to transfer the demanded funds in a timely fashion under Section 4.3 of
Article 4.

            ARTICLE 10: TAXES. EXPENSES AND COMPENSATION OF TRUSTEE.

         10.1 The Company shall pay any federal, state, local or other taxes imposed or levied with respect to the assets and/or income of this Trust or any part thereof unless paid by the Trustee out of the Benefit Account.

         10.2 The Trustee shall be reimbursed by the company on a monthly basis, or on such other basis as the Trustee deems reasonable, for the fees and expenses set forth in Schedule 2 to the Benefits Trust and its reasonable expenses, including but not limited to the retention of legal counsel, accountants and actuaries and such other professionals as the Trustee determines are necessary or appropriate to enable it to perform its services as Trustee.

                     ARTICLE 11: GENERAL DUTIES OF TRUSTEE.

         11.1 The Trustee shall discharge its duties under this Agreement solely in the interest of the Participants and their beneficiaries and (a) for the exclusive purpose of providing benefits to such Participants and their beneficiaries and defraying reasonable expenses of administering this Trust: and
(b) with the care, skill, prudence and diligence under the circumstances then prevailing that "a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

         11.2 (a) The Company shall notify the Trustee of any facts of which its officers have knowledge which have caused the occurrence of a Change in Control.

                  (b) The Trustee is responsible for ascertaining whether a Change in Control has occurred.

         11.3 The Trustee may consult with counsel, who may be counsel for the Company prior to a Change in Control or for the Trustee in its individual capacity, and shall not be deemed imprudent by reason of its taking or refraining from taking any, action in accordance with the opinion of counsel.

                          ARTICLE 12: INDEMNIFICATION.

         12.1 The Company agrees, to the extent permitted by law, to indemnify and hold the Trustee harmless from and against any liability that the Trustee may incur in the administration of this Trust (including attorneys' fees and expenses), unless arising from the Trustee's own gross negligence, willful misconduct, or willful breach of the provisions of its obligations under this Agreement. The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Agreement, except as required by law.

         12.2 Any amount payable to the Trustee under this Article 12 and not previously paid by the Company shall be paid by the Company promptly upon written demand therefor by the Trustee or, if the Company fails to make payment within fifteen (15) days after receipt of such written demand, from the Trustee Expense Account, and, if the Trustee Expense Account is insufficient, then from the Benefit Account.

         In the event that payment is made hereunder to the Trustee from the Trustee Expense Account or Suspense Account, the Trustee shall promptly notify the Company in writing of the amount of such payment. The Company agrees that, upon receipt of such notice, it will deliver to the Trustee to be held in this Trust an amount in cash (or in marketable securities or in some combination thereof) equal to any payments made from this Trust to the Trustee pursuant to this Article 12. The failure of the Company to transfer any such amount shall not in any way impair the Trustee's right to indemnification, reimbursement and payment pursuant to this Article 12. The provisions of this Article 12 shall survive the termination of this Agreement.

                     ARTICLE 13: NO DUTY TO ADVANCE FUNDS.

         Nothing contained in this Agreement shall require the Trustee to risk or expend its own funds in the performance of the duties of the Trustee hereunder. In the acceptance and performance of its duties hereunder, the Trustee acts solely as trustee and not in its individual capacity, and all persons, other than the Company, having any claim against the Trustee related to this Agreement or the actions or agreements of the Trustee contemplated hereby shall look solely to this Trust for the payment or satisfaction thereof unless the Trustee has failed to act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

                             ARTICLE 14: ACCOUNTS.

         14.1 (a) The Trustee shall keep accurate and detailed accounts of all its receipts, investments and disbursements under this Agreement on a fiscal year basis ending on each August 31 and for purposes of the Account Statement pursuant to Section 9.2 of Article IX. Such person or persons as the Company shall designate shall be allowed to inspect the books of account relating to this Trust upon request at any reasonable time during the business hours of the Trustee.

                  (b) Within sixty (60) days after the close of each fiscal year, the Trustee shall transmit to the Company, and certify the accuracy of, a written statement of the assets and liabilities of this Trust, showing the current value of each asset at that date, and a written account of all the Trustee's transactions relating to this Trust during the period from the last previous accounting to the close of that year. For the purposes of this subsection, the date of the Trustee's resignation or removal as provided in
Article 16 hereof or the date of termination of this Trust as provided in
Article 17 hereof shall be deemed to be the close of a year.

                  (c) Unless the Company shall have filed with the Trustee written exceptions or objections to any such statement and account within one-hundred and twenty (120) days after receipt thereof, the Company shall be deemed to have approved such statement and account, and in such case or upon the written approval by the Company of any such statement and account, the Trustee shall, to the extent permitted by law, be forever released and discharged with respect to all matters and things contained in such statement and account as though it had been settled by decree of a court of competent jurisdiction in an action or proceeding to which the company and all persons having any beneficial interest in this Trust were parties.

         14.2 The Trustee shall determine the fair market value of this Trust on a quarterly basis. If there is a diminution in value of the Trustee Expense Account below (1) one hundred thousand dollars ($100,000) after the occurrence of a Change in Control, the Company shall provide the Trustee with sufficient funds to make up for any such diminution in value within fifteen (15) days after written demand by the Trustee for such payment." No resignation pursuant to the foregoing provisions of this Section 14.2 may take effect after the occurrence of a Change in Control.

         14.3 Nothing contained in this Agreement or in the Transferred Plans shall deprive the Trustee of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's accounts or for instructions in connection with this Trust, the only other necessary party thereto in addition to the Trustee shall be the Company. If the Trustee so elects, it may bring in as a party or parties defendant any other person or persons. No person interested in this Trust, other than the Company or at least twenty-five percent (25%) of the Participants and beneficiaries, shall have a right to compel an accounting, judicial or otherwise, by the Trustee, and each such person shall be bound by all accountings by the Trustee to the Company, as herein provided, as if the account had been settled by decree of a court of competent jurisdiction in an action or proceeding to which such person was a party.

      ARTICLE 15: ADMINISTRATION OF THE TRANSFERRED PLANS: COMMUNICATIONS.

         15.1 Prior to a Change in Control the Company shall administer the Transferred Plans as provided therein and subject to Article 5, Article 6, and Article 9, or subject to any other delegation, by the Company and assumption by the Trustee of the duties of administering the Transferred Plans, the Trustee shall not be responsible in any respect for administering the Transferred Plans nor shall the Trustee be responsible for the adequacy of this Trust to meet and discharge all payments and liabilities under the Transferred Plans. The Trustee shall be fully protected in relying upon any written notice, instruction, direction or other communication consistent with the terms of this Agreement signed by an officer of the Company designated pursuant to this Agreement. The Company, from time to time, shall furnish the Trustee with the names and specimen signatures of the designated officers of the Company and shall promptly notify the Trustee of the termination of office of any designated officer of the Company and the appointment of a successor thereto. Until notified to the contrary, the Trustee shall be fully protected in relying upon the most recent list of the designated officers of the Company furnished to it by the Company.

         15.2 Any action required by any provision of this Agreement to be taken by the Board shall be evidenced by a resolution of such Board certified to the Trustee by the Secretary or an Assistant Secretary of the Company under its corporate seal, and the Trustee shall be fully protected in relying upon any resolution so certified to it. Unless other evidence with respect thereto has been specifically prescribed in this Agreement, any other action of the Company under any provision of this Agreement, including any approval of or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by an officer of the Company, and the Trustee shall be fully protected in relying upon such certificate. The Trustee may accept a certificate signed by an officer of the Company as proof of any fact or matter that it deems necessary or desirable to have established in the administration of this Trust (unless other evidence of such fact or matter is expressly prescribed herein), and the Trustee shall be fully protected in relying-upon the statements in the certificate.

         15.3 The Trustee shall be entitled conclusively to rely upon any written notice, instruction, direction, certificate or other communication consistent with the terms of this Agreement believed by it to be genuine and to be signed by the proper person or persons.

         15.4 Until written notice is given to the contrary, communications to the Trustee shall be sent to it at its office at 301 N. Main Street, P.O. Box 3099, Winston-Salem, North Carolina, Attention: Mr. John N. Smith, Telecopy 919/770-4059, copy to Mr. Joe Long (or such other individuals as delegated in writing by Messrs. Smith or Long), communications to the Company shall be sent to it at its office at 1420 Peachtree Street, N.E., Atlanta, Georgia; Attention:
Sidney Kirschner, Telecopy 404/853-1015, copy to David Levy.

                 ARTICLE 16: RESIGNATION OR REMOVAL OF TRUSTEE.

         16.1 The Trustee may resign at any time, other than during a Threatened Change in Control Period or following the occurrence of a Change in Control, upon six (6) months' written notice to the Company or such shorter period as is acceptable to the Company (hereinafter referred to as the "Resignation Period") and immediately after the Resignation Period shall have no further duties hereunder. The Trustee will have no duty to find or secure the appointment of a successor upon its resignation pursuant to this Section nor shall its resignation or its termination of any further duties be contingent upon the appointment and qualification of a successor. Promptly after receipt of such notice, the Company shall appoint a successor trustee, such trustee to become Trustee upon its acceptance of this Trust.

         16.2 During a Threatened Change in Control Period or after the occurrence of a Change in Control, the Trustee may resign only if a final decision of a court of competent jurisdiction removes the Trustee by reason of such court's determination of the existence of a conflict of interest which prevents the Trustee from properly performing its duties hereunder. The
Trustee agrees to use its best efforts to avoid any such conflict. For the purpose of this Agreement, the decision of a court shall not be deemed to be final unless the decision is not appealable, or no appeal has been taken from the decision and the time for an appeal has expired. Notwithstanding the foregoing provisions of this Section 16.2, such resignation shall not be effective unless the Trustee has obtained the agreement of a bank to act as successor trustee which bank (1) is among the 100 largest banks in the United States, as measured by assets, and (2) served or then currently serves as the trustee for similar trusts and understands its obligations under such similar trusts. In any event, the Trustee shall continue to be custodian of this Trust until the new trustee is in place, and the Trustee shall be entitled to expenses and fees through the later of the effective date of its resignation as Trustee or the end of its custodianship of this Trust's assets.

         16.3 Other than during a Threatened Change in Control Period or after the occurrence of a Change in Control, the Company may remove the Trustee upon thirty (30) days' written notice to the Trustee, or upon shorter notice if acceptable to the Trustee. Such removal shall become effective, however, only upon the occurrence of all of the following events:

                  (a) The appointment by the Company of a successor trustee:

                  (b)      The acceptance of the Trust by the successor trustee;
and

                  (c) The delivery of this Trust's assets to the successor trustee.

         16.4 Each successor trustee shall have the powers and duties conferred upon the Trustee in this Agreement, and the term "Trustee" as used in this Agreement shall be deemed to include any successor trustee. Upon designation or appointment of a successor trustee, the Trustee shall transfer and deliver this Trust to the successor trustee, reserving such reasonable sums as the Trustee shall deem necessary to defray its expenses in settling its accounts, to pay any of its compensation due and unpaid and to discharge any obligation of this Trust for which the Trustee may be liable. If the sums so reserved are not sufficient for these purposes, the Trustee' shall be entitled to recover the amount of any deficiency from either the Company or the successor trustee, or both. When this-Trust shall have been transferred and delivered to the successor trustee and the accounts of the Trustee have been settled as provided in Article 14 hereof, the Trustee shall be released and discharged from all further accountability or liability for this Trust and shall not be responsible in any way for the further disposition of this Trust or any part thereof.

         16.5 Notwithstanding anything to the contrary, in the event it resigns or is removed, the Trustee shall have a right to have its accounts settled as provided in Article 14 hereof.

           ARTICLE 17: AMENDMENT OF AGREEMENT; TERMINATION OF TRUST.

         17.1 Subject to Section 17.2 of this Article 17, the Company expressly reserves the right at any time, other than during a Threatened Change in Control Period or after the occurrence of a Change in Control, to amend in writing or terminate this Agreement and this Trust created thereby to any extent that it may deem advisable. No amendment shall be made without the Trustee's consent thereto in writing (whose consent shall not be unreasonably withheld) if, and to the extent that, the effect of such-amendment is to materially increase the Trustee's responsibilities hereunder. Such proposed amendment shall be delivered to the Trustee as a written instrument of amendment, duly executed and acknowledged by the Company. The Company also shall deliver to the Trustee a copy of any modifications or amendments to the Transferred Plans. The Trustee's consent shall not be required for the termination of this Trust pursuant to this
Section 17.1, its removal as Trustee, the amendment of any of the Plans, or the increase in the number of Participants.

         17.2 Notwithstanding anything contained herein to the contrary, other than as provided in Section 17.4, the provisions of this Agreement and this Trust created thereby shall not be amended or terminated by the Company or the Trustee during a Threatened Change in Control Period or after the occurrence of a Change in Control.

         17.3 In the event the Company terminates this Trust other than during a Threatened Change in Control Period or after the occurrence of a Change in Control, the Trustee shall reserve such sums it deems necessary to pay its fees and expenses, and shall distribute all remaining assets of this Trust in accordance with the written directions of the Company, and the

Trustee shall provide the Company with a final written accounting to the Company in accordance with Article 14 hereof.

         17.4 After the occurrence of a Change in Control, this Trust shall only be terminated on the first to occur of either (a) the date on which the last Participant or beneficiary has received his or her benefits under the Transferred Plans or (b) the twenty-first anniversary of the death of the last survivor of the Participants or their beneficiaries who are in being on the date of this Agreement. Upon termination of this Trust, the Trustee shall have a right to have its account settled as provided in Article 14 hereof. Only upon termination of this Trust, and after payment of all fees, expenses and indemnities due to or incurred by the Trustee hereunder, any remaining portion of this Trust shall be promptly paid to the Company:

                     ARTICLE 18: PROHIBITION OF DIVERSION.

         Except as provided in Sections 3.3, 4.2 and 17.4, at no time prior to the satisfaction of all liabilities with respect to Participants and their beneficiaries under this Trust shall any part of the corpus and/or income of this Trust be used for, or diverted to, purposes other than for the exclusive benefit of such Participants and their beneficiaries, and the assets of this Trust shall never inure to the benefit of the Company and shall be held for the exclusive purposes of providing benefits to Participants in the Transferred Plans and their beneficiaries and defraying reasonable expenses of administering the Transferred Plans or performing any of the Trustee's duties under this Agreement.

               ARTICLE 19: PROHIBITION OF ASSIGNMENT OF INTEREST.

         No interest, right or claim in or to any part of this Trust or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution or levy of any kind, and the

Trustee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same, except to the extent required by law.

                           ARTICLE 20: MISCELLANEOUS.

         20.1 This Agreement shall be interpreted, construed and enforced, and this Trust hereby created shall be administered, in accordance with the laws of the United States and of the State of Georgia without regard to the conflicts of laws principles thereof.

         20.2 The Company shall, at any time and from time to time, upon the reasonable request of the Trustee, execute and deliver such further instruments and do such further acts as may be necessary or proper to effectuate the purpose of this Agreement.

         20.3 The titles to Articles of this Agreement are placed herein for convenience of reference only, and this Agreement is not to be construed by reference thereto.

         20.4 This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and the Trustee, respectively and the Transferred Plans.

         20.5 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart.

         20.6 If any provision of this Agreement is determined to be invalid or unenforceable the remaining provisions shall not for that reason alone also be determined to be invalid or unenforceable.

         20.7 Each Participant and his beneficiaries is an intended beneficiary under this Trust, and shall be entitled to enforce all terms and provisions hereof with the same force and effect as if such person had been a party hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.

                                    NATIONAL SERVICE INDUSTRIES, INC.



ATTEST:                             By:
       --------------------------       -----------------------------
       Secretary                        Sidney Kirschner, President

                                    WACHOVIA BANK AND TRUST COMPANY, N.A.



ATTEST:                             By:
       --------------------------       -----------------------------
       Secretary

STATE OF        :
                        ss.:
COUNTY OF       :

         On this day of ____________, 1990, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he resides at _____________________________, and that he is _______________
of Wachovia Bank and Trust Company, N.A., one of the entities describes in and which executed the foregoing instrument that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                        ------------------------------------
                                        Notary Public, State of Georgia
                                        DeKalb County

                                        My Commission Expires
                                                              ------------

STATE OF                :
                        ss.:
COUNTY OF FULTON        :

         On this day of ____________, 1990, before me personally came Sidney Kirschner, to me known, who, being by me duly sworn, did depose and say that he resides at 6175 Riverwood Drive, Atlanta, Georgia, and that he is President of Wachovia Bank and Trust Company, N.A., one of the entities describes in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                        ------------------------------------
                                        Notary Public, State of Georgia
                                        DeKalb County

                                        My Commission Expires
                                                              ------------

                                   Schedule 1

                                    THE PLANS

         The following Company plans and agreements (collectively referred to as the "Plans") are subject to this Trust:

         1.       Executives' Deferred Compensation Plan
         2.       Supplemental Retirement Plan for Executives
         3.       Senior Management Benefit Plan
         4.       1984 Special Deferred Supplemental Bonus Plan for:

                              (i)   Kirschner
                             (ii)   Maziar
                            (iii)   McClung

         5.       1987 Special Deferred Supplemental Bonus Plans for:
                              (i)   Kirschner
                             (ii)   Gurbacki
                            (iii)   Maziar
                             (iv)   McClung

         6.       Severance Protection Agreements with:
                              (i)   Kirschner
                             (ii)   Bostater
                            (iii)   Cosby
                              (i)   DiRosa
                             (ii)   Dressel
                            (iii)   Evans
                              (i)   Gurbacki
                             (ii)   Hipps
                            (iii)   Hubble
                             (iv)   Joel
                             (ii)   Levy
                            (iii)   Maziar
                             (iv)   McClung
                             (iv)   Zook


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